1 Q1 2022 April 27, 2022 Earnings Presentation Bob Biesterfeld, CEO Arun Rajan, CPO Mike Zechmeister, CFO Chuck Ives, Director of IR

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; fuel price increases or decreases, or fuel shortages; competition and growth rates within the global logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; risks associated with significant disruptions in the transportation industry; changes in relationships with existing contracted truck, rail, ocean, and air carriers; changes in our customer base due to possible consolidation among our customers; risks with reliance on technology to operate our business; cyber- security related risks; risks associated with operations outside of the United States; our ability to identify or complete suitable acquisitions; our ability to successfully integrate the operations of acquired companies with our historic operations; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with the potential impact of changes in government regulations; our ability to hire and retain a sufficient number of qualified personnel; risks associated with the changes to income tax regulations; risks associated with the produce industry, including food safety and contamination issues; the impact of war on the economy; changes to our capital structure; changes due to catastrophic events including pandemics such as COVID-19; and other risks and uncertainties detailed in our Annual and Quarterly Reports. 2©2022 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Q1 Highlights: Record Quarterly Financial Results 3 • Grew operating margins year-over-year in all segments • Improved the health of our contractual Truckload portfolio and grew Truckload volume 4% year-over-year • Truckload AGP per mile improved in each month of the quarter, through our repricing efforts and a softening in the cost of purchased transportation • Global Forwarding continues to deliver excellent service to our customers and collaborate with our carriers, driving more business to our platform $6.8B Total Revenues +42% Y/Y $906.2M Adj. Gross Profit +29% Y/Y $345.5M Income from Ops. +55% Y/Y $2.05 Diluted Earnings/Share +60% Y/Y Q1 2022

Segment Highlights: Diversified, Global Suite of Services

Over half of TTM total revenues and approximately half of TTM transportation adjusted gross profits came from customers to whom we provide both surface transportation and global forwarding services.

North American Surface Transportation (NAST)

- Load-to-truck ratios declined in February & March as more capacity entered the market and demand began to soften in March
- Repriced more of our contractual portfolio, and continued to focus on profitable market share
- Adjusted gross profit (AGP) per load continued to improve in both TL and LTL
- Digital investments continue to deliver customer value and unlock growth
- Q1 volume delivered through real-time, dynamic pricing tools up 65% Y/Y

+20.2% Y/Y

Q1 2022 Adjusted Gross Profit [(1)]



56%
35%
9%

Global Forwarding (GF)

- Eight consecutive quarters of year-over-year growth in total revenues, AGP and operating income
- Continuing to add new commercial relationships with strategic, multi-national customers
- Continuing to make investments in technology, data and analytics & our global network

+50.2% Y/Y

All Other & Corporate

- Robinson Fresh case volume up 7.5% in Q1
- Managed Services Q1 FUM [(2)] up 18% Y/Y
- Europe Surface Transportation continues to grow truckload AGP

+16.8% Y/Y

C.H. ROBINSON

1. *Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers.*
2. *FUM = Freight under Management*

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NAST Q1’22 Results by Service 5 ▪ Truckload volume up 4.0% (2) ▪ Truckload AGP per shipment increased 15.0% primarily due to a higher AGP per shipment on contractual volume (2) ▪ Continued to reprice contractual portfolio with focus on profitable market share ▪ LTL volume down 1.0% and AGP per order increased 27.0% (2) ▪ 444,000 fully automated truckload bookings in Q1 ▪ Added 11,300 new carriers in Q1 1Q22 1Q21%▲ Truckload (“TL”) $334.9 $280.3 19.5% Less than Truckload (“LTL”) $150.7 $120.1 25.5% Other $20.4 $20.7 (1.2)% Total Adjusted Gross Profits $506.1 $421.1 20.2% Adjusted Gross Profit Margin % 12.3% 13.1% (80 bps) Adjusted Gross Profit (1) ($ in millions) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

Truckload Price and Cost Change (1)(2)(3) 6 Truckload Q1 Volume(2)(4) +4.0% Pricing(1)(2)(3) +20.5% Cost(1)(2)(3) +21.0% Adjusted Gross Profit(4) +19.5% (1) Price and cost change represents YoY change for North America truckload shipments across all segments. (2) Growth rates are rounded to the nearest 0.5 percent. • 60% / 40% truckload contractual to transactional volume mix, up from 55% / 45% in Q1 last year • Average routing guide depth of 1.7 in Managed Services business vs. 1.7 in Q1 last year; however, it declined throughout Q1 to 1.5 at the end of March (3) Pricing and cost measures exclude fuel surcharges and costs. (4) Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload. Yo Y % C ha ng e in P ric e an d C os t YoY Price Change YoY Cost Change 2016 2017 2018 2019 2020 2021 2022 -20% -10% 0% 10% 20% 30% 40% 50%

Improving the Health of our Truckload Portfolio 7 • AGP $ per Truckload Shipment reflects business performance better than AGP Margin % (1) • While NAST AGP Margin % has declined 90 bps compared to Q1 2020, AGP $ per Truckload Shipment has grown 42% over the same timeframe N A ST A dj us te d G ro ss P ro fit $ p er T ru ck lo ad Sh ip m en t N A ST A djusted G ross Profit M argin % NAST Adjusted Gross Profit $ per Truckload Shipment NAST Adjusted Gross Profit Margin % Average AGP $ per Truckload Shipment 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 11% 12% 13% 14% 15% 16% 17% 18% 19% 20% 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers.

Global Forwarding Q1’22 Results by Service 8 1Q22 1Q21%▲ Ocean $221.4 $135.4 63.5% Air $60.6 $45.2 33.9% Customs $27.5 $24.2 13.5% Other $12.4 $9.4 31.3% Total Adjusted Gross Profits $321.8 $214.3 50.2% Adjusted Gross Profit Margin % 14.7% 18.5% (380 bps) Adjusted Gross Profit (1) ($ in millions) ▪ Ocean AGP increased due to a 52.5% increase in AGP per shipment and a 7.0% increase in shipments (2) ▪ Ocean market impacted by strong demand and capacity shortages ▪ Air AGP increased due to a 21.5% increase in AGP per metric ton shipped(2) and a 10.0% increase in metric tons shipped ▪ Air market impacted by strong demand, and air cargo capacity continues to be strained ▪ Customs AGP increased due to a higher mix of value-added services and a 5.0% increase in volume (2) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

All Other & Corporate Q1’22 Results 9 Robinson Fresh ▪ 7.5% increase in case volume, across all verticals (2) ▪ Increased revenue tied to integrated supply chain and technology services Managed Services ▪ AGP growth driven by new customer business, as well as growth with existing customers ▪ Total freight under management up 18% to $1.7B in Q1 (2) Other Surface Transportation ▪ 21.7% increase in Europe truckload AGP 1Q22 1Q21%▲ Robinson Fresh $30.5 $24.9 22.3% Managed Services $28.1 $25.6 9.9% Other Surface Transportation $19.7 $16.5 19.4% Total $78.2 $67.0 16.8% Adjusted Gross Profit (1) ($ in millions) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

Tech-Plus Strategy: Unlocking Growth Across Suite of Services • Diversified, global suite of services • Technology built by and for supply chain experts • Proven, tailored, market-leading solutions that drive better outcomes • Delivering smarter solutions, through our data, scale and experience • Providing clear information advantage that help our carriers and clients win/succeed • The “Plus” is delivered through people you can rely on as an extension of your team 10 Best-in-class solutions delivered through a global network of experts that you can rely on

Delivering Compelling Products & Solutions 11 • 65% year-over-year increase in volume driven through our real- time, dynamic pricing tools in Q1 • Following enhancements to Navisphere Carrier in early February: ◦ Visits per day to Navisphere Carrier grew 45% from January to March ◦ Carriers booking loads via Navisphere Carrier increased 51% from January to March ◦ Loads booked digitally by carriers increased 100% from January to March and 346% year-over-year in March • 444,000 fully automated bookings in NAST truckload business, an increase of 123% compared to Q1 2021; $831 million of revenue through this digital channel

Financial Performance: Record Quarterly Results 12 ■ Changes in cash flow have been driven primarily by increases in operating working capital, partially offset by improvement in net income ■ When the cost of purchased transportation (inclusive of fuel surcharges), and subsequently prices, come down from their current all-time highs, we expect a commensurate benefit to net operating working capital and operating cash flow

Capital Allocation Priorities: Balanced and Opportunistic

Sustain & Drive Growth

- Prioritize high-return, close-in investments to drive organic growth
- Opportunistically use M&A to drive total shareholder return by advancing tools, services and global skillset

Optimize Balance Sheet

- Optimize WACC by maintaining investment grade credit ratings
- Efficiently repatriate cash, resulting in holding only the cash needed to fund operations

Min Risk, Max Cash Usage

- Maintain $600M-750M of liquid assets (cash & equivalents)
- Stagger debt maturities to reduce refinancing risk

Return Capital

- Grow dividends in alignment with long-term EBITDA
- Opportunistic approach to share buybacks
- 20.0M of share repurchase authorization remaining

Capital Distribution ($M)



Cash Dividends
Share Repurchases
$70
$151
$73
$178
Q1'21
Q1'22

- $251 million of cash returned to shareholders in Q1 2022, up 13.4%
- Equates to 93% of our Q1 net income
- Uninterrupted dividends, without decline, paid for more than 20 years
- 1.7 million shares repurchased at an average price of $101.93

C.H. ROBINSON

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Sustainable Growth Strategy 14 Take Share Grow Globally Digital Commitment Optimize Processes Spend Strategically Leverage position as world’s most powerful supply chain platform to sustainably outpace industry growth ■ Expand Global Forwarding business as provider of choice for multinational customers ■ Leverage scale to exploit secularly growing market and unique global footprint ■ Grow capabilities and presence in key trade lanes and geographies ■ Provide customers & carriers the digital products they value ■ Leverage data, scale and information advantage ■ Bring meaningful products, features and insights to both sides of the two-sided marketplace ■ Digitize more internal tools and processes ■ Free customer and carrier reps’ capacity for higher-value touchpoints ■ Drive more revenue synergy across business units ■ Support organic growth by leveraging strong consistent cash flow ■ Modernize core for future integrations ■ Complement with opportunistic M&A ■ Leverage integrated service model to take share and expand globally ■ Utilize “Tech Plus” strategy to out service competitors ■ Expand modal capabilities

2022 Priorities 15 • Continue driving long-term diversified growth across an intentional combination of modes, services and geographic footprint • Advance our tech-plus strategy to enhance, expand and leverage the most connected supply chain platform and deliver best-in-class, comprehensive solutions for our customers and carriers • Maintain a healthy financial profile and attractive margins across the business by leveraging technology advantages and competitive pricing • Uphold balanced approach to capital allocation to drive growth and return capital to shareholders • Invest in talent and capabilities, as customers and carriers rely on our teams and digital products

16 Appendix

Q1 2022 Transportation Results(1) 17 Three Months Ended March 31 $ in thousands 2022 2021 % Change Total Revenues $6,528,351 $4,560,227 43.2 % Total Adjusted Gross Profits(2) $878,127 $678,942 29.3 % Adjusted Gross Profit Margin % 13.5% 14.9% (140 bps) Transportation Adjusted Gross Profit Margin % 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 16.3% 15.3% 16.8% 19.7% 17.3% 16.4% 18.6% 15.3% 14.9% 13.5% Q2 15.4% 16.0% 17.5% 19.3% 16.2% 16.2% 18.3% 17.5% 13.8% Q3 15.0% 16.2% 18.4% 17.6% 16.4% 16.6% 16.9% 14.4% 13.7% Q4 15.1% 15.9% 19.0% 17.2% 16.6% 17.7% 15.6% 14.3% 13.3% Total 15.4% 15.9% 17.9% 18.4% 16.6% 16.7% 17.3% 15.3% 13.8% 1. Includes results across all segments. 2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q1 2022 NAST Results 181. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Three Months Ended March 31 $ in thousands 2022 2021 % Change Total Revenues $4,114,889 $3,211,423 28.1 % Total Adjusted Gross Profits(1) $506,100 $421,108 20.2 % Adjusted Gross Profit Margin % 12.3% 13.1% (80 bps) Income from Operations $182,354 $136,784 33.3 % Adjusted Operating Margin % 36.0% 32.5% 350 bps Depreciation and Amortization $6,239 $6,625 (5.8) % Total Assets $3,701,164 $3,218,084 15.0 % Average Headcount 7,348 6,537 12.4%

Q1 2022 Global Forwarding Results 191. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Three Months Ended March 31 $ in thousands 2022 2021 % Change Total Revenues $2,194,397 $1,156,039 89.8 % Total Adjusted Gross Profits(1) $321,848 $214,300 50.2 % Adjusted Gross Profit Margin % 14.7% 18.5% (380 bps) Income from Operations $167,638 $90,589 85.1 % Adjusted Operating Margin % 52.1% 42.3% 980 bps Depreciation and Amortization $5,555 $5,649 (1.7) % Total Assets $2,940,486 $1,582,967 85.8 % Average Headcount 5,610 4,735 18.5%

Q1 2022 All Other and Corporate Results 201. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Three Months Ended March 31 $ in thousands 2022 2021 % Change Total Revenues $506,667 $436,407 16.1 % Total Adjusted Gross Profits(1) $78,248 $66,972 16.8 % Income from Operations -$4,518 -$4,044 NM Depreciation and Amortization $10,692 $11,004 (2.8) % Total Assets $879,688 $795,572 10.6 % Average Headcount 4,300 3,725 15.4%

21 Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below: Three Months Ended March 31 $ in thousands 2022 2021 Revenues: Transportation $6,528,351 $4,560,227 Sourcing 287,602 243,642 Total Revenues 6,815,953 4,803,869 Costs and expenses: Purchased transportation and related services 5,650,224 3,881,285 Purchased produced sourced for resale 259,533 220,204 Direct internally developed software amortization 5,734 4,647 Total direct costs 5,915,491 4,106,136 Gross profit & Gross profit margin $900,462 13.2% $697,733 14.5 % Plus: Direct internally developed software amortization 5,734 4,647 Adjusted gross profit/Adjusted gross profit margin $906,196 13.3% $702,380 14.6 % Non-GAAP Reconciliations

Non-GAAP Reconciliations 22 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. We believe adjusted operating margin is a useful measure of our profitability in comparison to our adjusted gross profit which we consider a primary performance metric as discussed above. The reconciliation of operating margin to adjusted operating margin is presented below: Three Months Ended March 31 $ in thousands 2022 2021 Total Revenues $ 6,815,953 $ 4,803,869 Operating income 345,474 223,329 Operating margin 5.1% 4.6 % Adjusted gross profit $ 906,196 $ 702,380 Operating income 345,474 223,329 Adjusted operating margin 38.1% 31.8%

23 Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com